Supplement dated April 30, 2013

To the Prospectuses dated May 1, 2013 for

New York Life Premier Variable Annuity

New York Life Premier Plus Variable Annuity

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This supplement amends the May 1, 2013 prospectuses (the “Prospectuses”) for New York Life Premier Variable Annuity and New York Life Premier Plus Variable Annuity policies (the “policies”). You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to note the manner in which allocations are rebalanced for policies that include the Guaranteed Investment Protection Rider (“GIPR”).

Keeping this purpose in mind, please note the following:

I.	Asset Allocation Models

The second and third sentences in the second paragraph of the section of the Prospectuses entitled “NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND THE SEPARATE ACCOUNT – Asset Allocation Models” are hereby deleted and replaced with the following:

“If you select the Guaranteed Investment Protection Rider (“GIPR”), your allocations to an Asset Allocation Model will be rebalanced quarterly to reflect the model’s original percentages. If you do not select GIPR, you may rebalance your allocation(s) to an Asset Allocation Model to reflect the model’s original percentages by notifying Us in writing at one of the addresses listed in Question 15 (Question 16 for New York Life Premier Plus Variable Annuity) of your Prospectus. We may periodically update Asset Allocation Models or make new Asset Allocation Models available”.

II.	Guaranteed Investment Protection Rider

The following language shall be added in the fifth paragraph, after the eighth sentence of the section of the Prospectuses entitled “THE POLICIES – Riders – (f) Guaranteed Investment Protection Rider (optional)”:

“While GIPR is in effect, we will automatically rebalance your allocation(s) on a quarterly basis”.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010